                                                                    Exhibit 99


                  PNC BANK CORP. EARNINGS INCREASE 33 PERCENT


        PITTSBURGH, April 17, 1996--PNC Bank Corp. (NYSE: PNC) today reported that 1996 first quarter net income increased 33 percent to $238.3 million, or $.69 per fully diluted share, compared with $179.5 million, or $.52 per fully diluted share, a year ago. Returns on average assets and average common shareholders' equity were 1.34 percent and 16.65 percent, respectively, compared with 0.97 percent and 12.81 percent a year ago. The after-tax profit margin was 25.4 percent compared with 21.5 percent in the first quarter of 1995.

        Thomas H. O'Brien, chairman and chief executive officer, said, "This quarter's strong results were driven by substantial revenue growth and expense discipline and reflect the benefits of our 1995 balance sheet repositioning and the Midlantic merger. The integration with Midlantic is proceeding very well, and we continue to believe we will exceed our original cost savings estimate."

        Taxable-equivalent net interest income increased 11.8 percent to $616.1 million and the net interest margin widened to 3.73 percent in the first quarter of 1996. Net interest income and margin were $551.1 million and
3.16 percent, respectively, in the first quarter of 1995. The net interest income and margin reflect the benefits of the balance sheet repositioning completed in 1995 combined with a $5.1 billion increase in average loans.


                                    -more-

PNC Bank Corp. Earnings Increase 33 Percent                              Page 2


        Noninterest income increased $36.0 million, or 12.6 percent, when compared with the year-earlier period. Investment management and trust income increased 33.8 percent to $120.9 million, reflecting the BlackRock acquisition, new business and an increase in the value of managed assets. Discretionary assets under management totaled $103 billion at March 31, 1996, compared with $85 billion a year ago. Service fees increased 7.2 percent, to $130.3 million, primarily due to higher deposit and brokerage revenue.

        Mortgage banking revenue was positively impacted by higher than expected mortgage origination volumes, but declined in the comparison due to servicing sales in the prior-year period. At March 31, 1996, the corporation serviced $40.4 billion of mortgages, including $28.1 billion serviced for others. Other noninterest income increased $3.8 million to $31.5 million, primarily due to higher venture capital income.

        Noninterest expense was 2.2 percent higher when compared with the prior-year quarter. Excluding acquisitions and the benefit of lower Federal deposit insurance premiums, noninterest expense was flat in the comparison. The efficiency ratio improved to 60.3 percent compared with 66.1 percent in the first quarter of 1995.

        PNC Bank's average total assets and average earning assets were $71.7 billion and $65.7 billion, respectively, during the first quarter of 1996 compared with $74.8 billion and $69.5 billion, respectively, a year ago. The declines reflect the corporation's actions to downsize the securities portfolio, partially offset by loan growth. Average loans were $48.6 billion compared with $43.7 billion in the first quarter of 1995. Excluding acquisitions, average loans increased 6.2 percent in the year-to-year comparison. As a percent of average earning assets, average loans were 74.0 percent during the first quarter of 1996 compared with 62.9 percent a year ago. Average securities declined $9.2 billion to $14.8 billion compared with the prior-year period.

        Average deposits were $45.6 billion compared with $43.7 billion a year ago. Wholesale funds represented 28.5 percent of total sources of funds in the first quarter of 1996, compared with 35.3 percent in the year-earlier period.

        The allowance for credit losses totaled $1.2 billion at March 31, 1996 and was 329 percent of nonperforming loans compared with 265 percent at March 31, 1995. Net charge-offs


                                     -more-

PNC Bank Corp. Earnings Increase 33 Percent                              Page 3


totaled $34 million in the first quarter of 1996 compared with $36 million in the year-earlier period. Nonperforming assets totaled $540 million at March 31, 1996, compared with $702 million at the end of the first quarter 1995. The ratio of nonperforming assets to total loans and foreclosed assets was 1.10 percent at March 31, 1996 and 1.58 percent at March 31, 1995.

        Shareholders' equity totaled $5.8 billion at March 31, 1996. The leverage capital ratio was 6.90 percent, and Tier I and total risk-based capital ratios are estimated to be 8.1 percent and 11.6 percent, respectively.

        PNC Bank Corp., headquartered in Pittsburgh, is one of the largest financial services organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts, and Florida. Its major businesses include consumer banking, corporate banking, mortgage banking, real estate banking and asset management.


                        [TABULAR MATERIAL FOLLOWS]

PNC BANK CORP. AND SUBSIDIARIES
Consolidated Financial Highlights



===============================================================================================================
                                                                        March 31     December 31       March 31
                                                                            1996            1995           1995
 ...............................................................................................................
FINANCIAL PERFORMANCE
Three months ended (Dollars in thousands, except per share data)
Net interest income (taxable-equivalent basis)                          $616,108        $563,825       $551,136
Net income (loss)                                                        238,320        (176,177)       179,547
Fully diluted earnings (loss) per common share                               .69            (.52)           .52
Return on average total assets                                              1.34%           (.92)%          .97%
Return on average common shareholders' equity                              16.65          (11.92)         12.81
Net interest margin                                                         3.73            3.22           3.16
After-tax profit margin                                                    25.42          (30.01)         21.46
Efficiency ratio                                                           60.32          140.66          66.14

AVERAGE BALANCES
Three months ended (In millions)
Assets                                                                   $71,733         $75,707        $74,841
Earning assets                                                            65,705          69,681         69,486
Loans, net of unearned income                                             48,625          48,304         43,710
Securities                                                                14,818          19,450         23,984
Deposits                                                                  45,553          46,216         43,667
Shareholders' equity                                                       5,764           5,893          5,710

PERIOD END BALANCES (In millions)
Assets                                                                   $72,668         $73,404        $75,750
Earning assets                                                            66,041          66,772         69,369
Loans, net of unearned income                                             48,800          48,653         44,192
Securities                                                                14,692          15,839         23,487
Deposits                                                                  45,621          46,899         43,598
Shareholders' equity                                                       5,786           5,768          5,758

SELECTED RATIOS
Capital ratios
  Book value per common share
    As reported                                                           $16.88          $16.87         $16.90
    Excluding net unrealized securities gains/losses                       17.16           16.79          17.10
  Leverage                                                                  6.90%           6.37%          6.88%
  Common shareholders' equity to assets                                     7.94            7.83           7.51
  Average common shareholders' equity to average assets                     8.01            7.76           7.54
Asset quality ratios
  Net charge-offs to average loans                                           .28             .45            .33
  Nonperforming loans to loans                                               .76             .74           1.12
  Nonperforming assets to loans and foreclosed assets                       1.10            1.10           1.58
  Nonperforming assets to total assets                                       .74             .73            .93
  Allowance for credit losses to loans                                      2.51            2.59           2.98
  Allowance for credit losses to nonperforming loans                      328.88          351.68         265.19
===============================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Consolidated Statement of Income


=====================================================================================================================
Three months ended                                                 March 31          December 31             March 31
In thousands, except per share data                                    1996                 1995                 1995
 .....................................................................................................................


INTEREST INCOME
Loans and fees on loans                                            $980,836             $983,267             $887,421
Securities                                                          237,442              283,703              345,404
Other                                                                37,060               33,032               28,452
 .....................................................................................................................
  Total interest income                                           1,255,338            1,300,002            1,261,277

INTEREST EXPENSE
Deposits                                                            370,983              400,962              357,721
Borrowed funds                                                      112,457              177,403              211,129
Notes and debentures                                                165,041              168,889              153,147
 .....................................................................................................................
  Total interest expense                                            648,481              747,254              721,997
  Net interest income                                               606,857              552,748              539,280
Provision for credit losses                                                                1,500                1,500
 .....................................................................................................................
  Net interest income less provision for credit losses              606,857              551,248              537,780

NONINTEREST INCOME
Investment management and trust                                     120,877              111,524               90,368
Service fees                                                        130,269              130,803              121,472
Mortgage banking                                                     35,982               39,427               44,723
Net securities gains (losses)                                         2,943             (288,958)               1,254
Other                                                                31,491               30,490               27,740
 .....................................................................................................................
  Total noninterest income                                          321,562               23,286              285,557

NONINTEREST EXPENSES
Staff expense                                                       278,657              266,962              263,401
Net occupancy and equipment                                          93,283               88,063               86,734
Intangible asset and MSR amortization                                23,664               41,387               23,335
Federal deposit insurance                                             3,190                7,662               24,320
Other                                                               166,852              161,827              155,561
Special charges                                                                          259,926
 .....................................................................................................................
  Total noninterest expenses                                        565,646              825,827              553,351
 .....................................................................................................................
  Income before income taxes (benefits)                             362,773             (251,293)             269,986
Applicable income taxes (benefits)                                  124,453              (75,116)              90,439
 .....................................................................................................................
  Net income (loss)                                                $238,320            $(176,177)            $179,547
 .....................................................................................................................
EARNINGS (LOSSES) PER COMMON SHARE
  Primary                                                              $.69                $(.52)                $.52
  Fully diluted                                                         .69                 (.52)                 .52

CASH DIVIDENDS DECLARED PER COMMON SHARE                                .35                  .35                  .35

AVERAGE COMMON SHARES OUTSTANDING
  Primary                                                           342,872              336,954              341,740
  Fully diluted                                                     347,367              336,954              347,008
=====================================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Details of Net Interest Income and Net Interest Margin

NET INTEREST INCOME

========================================================================================================================
Three months ended
Taxable-equivalent basis                              March 31   December 31   September 30        June 30      March 31
In thousands                                              1996          1995           1995           1995          1995
 ........................................................................................................................
Interest income/expense
 before financial derivatives
 Interest income                                    $1,236,277    $1,318,461     $1,312,720     $1,314,090    $1,278,832
 Loan fees                                              24,457        17,965         23,115         21,354        19,589
 Taxable-equivalent adjustment                           9,251        11,077         11,790         11,919        11,856
 ........................................................................................................................
  Total interest income                              1,269,985     1,347,503      1,347,625      1,347,363     1,310,277
 Interest expense                                      647,197       739,819        760,001        762,064       717,411
 ........................................................................................................................
  Net interest income before financial derivatives     622,788       607,684        587,624        585,299       592,866
Effect of financial derivatives on
 Interest income                                        (5,396)      (36,424)       (42,326)       (40,801)      (37,144)
 Interest expense                                        1,284         7,435          6,489          9,757         4,586
 ........................................................................................................................
  Total effect of financial derivatives                 (6,680)      (43,859)       (48,815)       (50,558)      (41,730)
 ........................................................................................................................
  Net interest income                                 $616,108      $563,825       $538,809       $534,741      $551,136
========================================================================================================================


NET INTEREST MARGIN

========================================================================================================================
Three months ended                                 March 31       December 31   September 30       June 30      March 31
Taxable-equivalent basis                               1996              1995           1995          1995          1995
 ........................................................................................................................
Book-basis yield on earning assets                     7.51 %            7.50 %         7.49 %        7.49 %        7.34 %
Effect of loan fees                                     .15               .10            .13           .12           .11
Taxable-equivalent adjustment                           .06               .06            .07           .07           .07
 ........................................................................................................................
  Taxable-equivalent yield on earnings assets          7.72              7.66           7.69          7.68          7.52
 Rate on interest-bearing liabilities                  4.74              4.98           5.11          5.09          4.86
 ........................................................................................................................
Interest rate spread                                   2.98              2.68           2.58          2.59          2.66
  Noninterest-bearing sources                           .79               .79            .79           .77           .74
 ........................................................................................................................
  Net interest margin before financial derivatives     3.77              3.47           3.37          3.36          3.40
Effect of financial derivatives on
   Interest income                                     (.03)             (.20)          (.24)         (.23)         (.21)
   Interest expense                                     .01               .05            .04           .07           .03
 ........................................................................................................................
     Total effect of financial derivatives             (.04)             (.25)          (.28)         (.30)         (.24)
 ........................................................................................................................
     Net interest margin                                3.73 %           3.22 %         3.09 %        3.06 %        3.16 %
========================================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Details of Noninterest Income and Noninterest Expense

NONINTEREST INCOME

======================================================================================================================
Three months ended
In thousands                                       March 31      December 31  September 30       June 30      March 31
                                                       1996             1995          1995          1995          1995
 ......................................................................................................................
Investment management and trust
 Trust                                              $76,891         $69,175        $68,288       $69,826       $58,519
 Mutual funds                                        43,986          42,349         40,829        39,325        31,849
 ......................................................................................................................
  Total investment management and trust             120,877         111,524        109,117       109,151        90,368
Service fees
 Deposit                                             65,518          62,843         60,722        58,326        58,387
 Credit card and merchant                             8,918          10,888          9,649        11,321        15,331
 Corporate finance                                   13,415          14,592         13,133        13,021        12,384
 Brokerage                                           13,642          11,587         10,113        10,311         9,342
 Consumer                                            13,458          14,821         14,437        11,839        12,326
 Insurance                                            6,772           6,599          6,764         6,062         5,406
 Other                                                8,546           9,473          8,465         8,211         8,296
 ......................................................................................................................
  Total service fees                                130,269         130,803        123,283       119,091       121,472
Mortgage banking
 Servicing                                           29,038          28,488         30,215        29,772        31,126
 Sale of servicing                                      350           1,046         10,745         9,672        12,258
 Marketing                                            6,594           9,893         10,649        11,414         1,339
 ......................................................................................................................
  Total mortgage banking                             35,982          39,427         51,609        50,858        44,723
Other                                                31,491          30,490         54,273        26,184        27,740
 ......................................................................................................................
  Total noninterest income before securities
    transactions                                    318,619         312,244        338,282       305,284       284,303
Net securities gains (losses)                         2,943        (288,958)            44         7,966         1,254
 ......................................................................................................................
  Total                                            $321,562         $23,286       $338,326      $313,250      $285,557
======================================================================================================================


NONINTEREST EXPENSES

======================================================================================================================
Three months ended
In thousands                                       March 31      December 31   September 30      June 30      March 31
                                                       1996             1995           1995         1995          1995
 ......................................................................................................................
                                                                                  <C
Compensation                                        $228,233        $221,645      $218,934      $213,879      $208,693
Employee benefits                                     50,424          45,317        50,345        51,536        54,708
 ......................................................................................................................
  Total staff expense                                278,657         266,962       269,279       265,415       263,401
Net occupancy                                         50,572          42,424        46,542        45,771        45,661
Equipment                                             42,711          45,639        40,188        38,766        41,073
Intangible assets and MSR amortization                23,664          41,387        26,094        23,855        23,335
Federal deposit insurance                              3,190           7,662         1,470        24,217        24,320
Taxes other than income                               14,630          13,796        12,856        13,107        13,098
Other                                                152,222         148,031       151,006       131,532       142,463
 ......................................................................................................................
  Total noninterest expense before special charges   565,646         565,901       547,435       542,663       553,351
Special charges                                                      259,926
 ......................................................................................................................
  Total                                             $565,646        $825,827      $547,435      $542,663      $553,351
======================================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Consolidated Balance Sheet


==============================================================================================================
                                                                          March 31   December 31      March 31
Dollars in millions, except share data                                        1996          1995          1995
 ..............................................................................................................
ASSETS
Cash and due from banks                                                     $3,251        $3,679        $3,490
Short-term investments                                                       1,170         1,611         1,253
Loans held for sale                                                          1,369           659           437
Securities available for sale                                               14,692        15,839         3,915
Investment securities, fair value of $18,846                                                            19,572
Loans, net of unearned income of $380, $403 and $389                        48,800        48,653        44,192
  Allowance for credit losses                                               (1,225)       (1,259)       (1,318)
 ..............................................................................................................
  Net loans                                                                 47,575        47,394        42,874
Goodwill and other intangibles                                               1,019           997           742
Mortgage servicing rights                                                      316           268           287
Other                                                                        3,276         2,957         3,180
 ..............................................................................................................
  Total assets                                                             $72,668       $73,404       $75,750
==============================================================================================================

LIABILITIES
Deposits
  Noninterest-bearing                                                       $9,899       $10,707        $9,177
  Interest-bearing                                                          35,722        36,192        34,421
 ..............................................................................................................
    Total deposits                                                          45,621        46,899        43,598
Borrowed funds
  Federal funds purchased                                                    3,434         3,817         2,987
  Repurchase agreements                                                      2,754         2,851         7,981
  Commercial paper                                                             447           753           825
  Other                                                                      1,369         1,244         2,996
 ..............................................................................................................
    Total borrowed funds                                                     8,004         8,665        14,789
Notes and debentures                                                        11,448        10,398         9,972
Other                                                                        1,809         1,674         1,633
 ..............................................................................................................
  Total liabilities                                                         66,882        67,636        69,992

SHAREHOLDERS' EQUITY
Preferred stock                                                                  1             1            51
Common stock-$5 par value
  Authorized: 450,000,000 shares
  Issued: 341,858,521, 340,863,348 and 344,209,552 shares                    1,709         1,704         1,721
Capital surplus                                                                563           545           694
Retained earnings                                                            3,689         3,571         3,620
Deferred benefit expense                                                       (77)          (79)          (83)
Net unrealized securities gains (losses)                                       (98)           26           (68)
Common stock held in treasury at cost:
  15,291 and 7,598,485 shares                                                   (1)            -          (177)
 ..............................................................................................................
  Total shareholders' equity                                                 5,786         5,768         5,758
 ..............................................................................................................
  Total liabilities and shareholders' equity                               $72,668       $73,404       $75,750
==============================================================================================================
COMMON SHAREHOLDERS' EQUITY                                                 $5,769        $5,750        $5,690
==============================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Condensed Consolidated Average Balance Sheet

=========================================================================================================================
Three months ended                                     March 31   December 31   September 30       June 30       March 31
In millions                                                1996          1995           1995          1995           1995
 .........................................................................................................................
ASSETS
Interest-earning assets
  Short-term investments                                 $1,102          $950          $815         $1,042         $1,333
  Securities available for sale                          14,818         9,349         3,222          3,754          4,206
  Investment securities                                                10,101        18,823         19,383         19,778
  Loans, net of unearned income
    Consumer                                             13,370        13,188        11,822         11,603         11,520
    Residential mortgage                                 11,619        11,462        11,066         10,629         10,060
    Commercial                                           16,806        16,590        15,914         15,620         15,139
    Commercial real estate                                4,885         5,029         5,096          5,016          5,034
    Other                                                 1,945         2,035         1,748          1,897          1,957
 .........................................................................................................................
    Total loans, net of unearned income                  48,625        48,304        45,646         44,765         43,710
  Other interest-earning assets                           1,160           977           952            551            459
 .........................................................................................................................
    Total interest-earning assets                        65,705        69,681        69,458         69,495         69,486
Other                                                     6,028         6,026         5,808          5,848          5,355
 .........................................................................................................................
    Total assets                                        $71,733       $75,707       $75,266        $75,343        $74,841
=========================================================================================================================
LIABILITIES
Interest-bearing liabilities
  Deposits                                              $35,872       $36,577       $35,945        $35,407        $34,954
  Borrowed funds                                          7,823        11,511        14,016         14,140         13,902
  Notes and debentures                                   11,068        10,637         8,829          9,586         10,109
 .........................................................................................................................
    Total interest-bearing liabilities                   54,763        58,725        58,790         59,133         58,965
Noninterest-bearing deposits                              9,681         9,639         9,132          8,958          8,713
Other                                                     1,525         1,450         1,542          1,525          1,453
 .........................................................................................................................
    Total liabilities                                    65,969        69,814        69,464         69,616         69,131

SHAREHOLDERS' EQUITY                                      5,764         5,893         5,802          5,727          5,710
 .........................................................................................................................
    Total liabilities and shareholders' equity          $71,733       $75,707       $75,266        $75,343        $74,841
=========================================================================================================================
COMMON SHAREHOLDERS' EQUITY                              $5,747        $5,875        $5,784         $5,660         $5,641
=========================================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Asset Quality Data


LOAN PORTFOLIO
=============================================================================================================
                                                  March 31   December 31   September 30    June 30   March 31
In millions                                           1996          1995           1995       1995       1995
 .............................................................................................................
Consumer                                           $13,566       $13,539        $11,954    $11,930    $11,641
Residential mortgage                                11,620        11,689         11,444     10,999     10,518
Commercial                                          16,950        16,812         15,789     16,010     15,401
Commercial real estate
 Commercial mortgage                                 2,737         2,775          2,799      2,838      2,833
 Real estate project                                 2,137         2,139          2,261      2,233      2,153
Other                                                2,170         2,102          2,044      1,874      2,035
 .............................................................................................................
 Total loans                                        49,180        49,056         46,291     45,884     44,581
 Unearned income                                      (380)         (403)          (390)      (393)      (389)
 .............................................................................................................
 Loans, net of unearned income                     $48,800       $48,653        $45,901    $45,491    $44,192
=============================================================================================================


ALLOWANCE FOR CREDIT LOSSES
=============================================================================================================
Three months ended                                March 31   December 31   September 30    June 30   March 31
In millions                                           1996          1995           1995       1995       1995
 .............................................................................................................
Beginning balance                                   $1,259        $1,285         $1,300     $1,318     $1,352
Charge-offs                                            (55)          (77)           (48)       (53)       (62)
Recoveries                                              21            22             31         27         26
 .............................................................................................................
 Net charge-offs                                       (34)          (55)           (17)       (26)       (36)
Provision for credit losses                                            1              2          2          1
Acquisitions                                                          28                         6          1
 .............................................................................................................
 Ending balance                                     $1,225        $1,259         $1,285     $1,300     $1,318
=============================================================================================================


NONPERFORMING ASSETS
=============================================================================================================
                                                  March 31   December 31   September 30    June 30   March 31
In millions                                           1996          1995           1995       1995       1995
 .............................................................................................................
Nonaccrual loans
 Commercial                                           $141          $118           $126       $148       $193
 Commercial real estate
  Commercial mortgage                                  116           108            109        113        107
  Real estate project                                   40            45             89        103         81
 Consumer                                                7            10             17         14         16
 Residential mortgage                                   51            54             55         54         54
 .............................................................................................................
  Total nonaccrual loans                               355           335            396        432        451
Restructured loans                                      17            23             45         45         46
 .............................................................................................................
  Total nonperforming loans                            372           358            441        477        497
Foreclosed assets
 Commercial real estate                                 98           105            115        119        122
 Residential                                            26            24             25         26         29
 Other                                                  44            49             50         51         54
 .............................................................................................................
  Total foreclosed assets                              168           178            190        196        205
 .............................................................................................................
  Total nonperforming assets                          $540          $536           $631       $673       $702
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